Exhibit 99.2

BOSTON PROPERTIES ANNOUNCES THIRD QUARTER 2020 RESULTS; REPORTS EPS OF $0.58 AND FFO PER SHARE OF $1.57

Signs 811,000 Square Feet of Leasing in Q3 With a Weighted Average Lease Term of Seven Years

BOSTON, MA, October 27, 2020 - Boston Properties, Inc. (NYSE: BXP), the largest publicly-traded developer, owner and manager of Class A office properties in the United States, reported results today for the third quarter ended September 30, 2020.
Financial highlights for the third quarter include:
•Net income attributable to common shareholders of $89.9 million, or $0.58 per diluted share (EPS), compared to $107.8 million, or $0.70 per diluted share, for the quarter ended September 30, 2019. The third quarter of 2020 included a $0.06 per share charge to revenue related to the write-off of accrued rent and accounts receivable of tenants primarily in the retail, fitness and entertainment sectors.
•Funds from Operations (FFO) of $244.0 million, or $1.57 per diluted share, compared to FFO of $253.6 million, or $1.64 per diluted share, for the quarter ended September 30, 2019. The third quarter of 2020 included a $0.06 per share charge to revenue related to the write-off of accrued rent and accounts receivable of tenants primarily in the retail, fitness and entertainment sectors.
Third quarter and recent business highlights include:
•Completed 811,000 square feet of leases and renewals in the third quarter with a weighted average lease term of approximately seven years. Notable leases signed in the quarter include a 13-year expansion and a long-term extension with Microsoft Corporation in Reston, Virginia totaling 186,000 square feet and a new, 14-year, 82,000 square foot lease with Columbia Threadneedle Investments at Atlantic Wharf in Boston, Massachusetts.
•In addition, the Company recently signed a 196,000 square foot, 20-year lease with the Volkswagen Group of America at BXP’s 1.1 million square foot development in the new phase of Reston Town Center in Reston, Virginia. With this new lease, the development is 85% pre-leased. Further details can be found in the press release issued today.
•Collected 99% of its total rent payments from office tenants in the third quarter. Rent collections from all commercial tenants, including base rent from retail tenants, were 97% in total in Q3.
•Completed and fully placed in-service two developments in the third quarter including Hub50House, a 320,000 square foot residential property in Boston, Massachusetts which the Company has a 50% ownership and The Skylyne, a 331,000 square foot residential property in Oakland, California.
•Entered into an agreement with an existing joint venture partner for the future development of a 1.2 million square foot site in Waltham, Massachusetts, a popular submarket of Boston for leading and emerging companies in the life sciences, biotechnology and technology sectors. The agreement allows for the phased development of office and lab properties across 41-

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acres. Boston Properties will serve as the development manager and expects to be a majority owner of the properties. This agreement builds on Boston Properties’ current footprint of 4.3 million square feet of Class A Office and lab properties in this submarket.
•Completed the acquisition of a 50% interest in Beach Cities Media Center, a 6.4-acre land site on the Rosecrans Corridor of the El Segundo submarket of Los Angeles, California for a purchase price of approximately $21.2 million. Located in close proximity to the desirable beach cities of Manhattan, Hermosa and Redondo as well as the Palos Verdes peninsula, El Segundo is one of the most in-demand locations for Fortune 500 and emerging office tenants in the South Bay of Los Angeles. The site is fully entitled to support the future development of approximately 275,000 square feet of Class A creative office space.
The reported results are unaudited and there can be no assurance that these reported results will not vary from the final information for the quarter ended September 30, 2020. In the opinion of management, the Company has made all adjustments considered necessary for a fair statement of these reported results.
Boston Properties will host a conference call on Wednesday, October 28, 2020 at 10:00 AM Eastern Time, open to the general public, to discuss the third quarter 2020 results, provide a business update pertaining to the current COVID-19 pandemic and discuss other business matters that may be of interest to investors. The number to call for this interactive teleconference is (877) 796-3880 (Domestic) or (443) 961-9013 (International) and entering the passcode 5198453. A replay of the conference call will be available by dialing (855) 859-2056 (Domestic) or (404) 537-3406 (International) and entering the passcode 51984533. There will also be a live audio webcast of the call, which may be accessed in the Investor Relations section of the Company’s website at investors.bxp.com. Shortly after the call, a replay of the webcast will be available in the Investor Relations section of the Company’s website and archived for up to twelve months following the call.
Additionally, a copy of Boston Properties’ third quarter 2020 “Supplemental Operating and Financial Data” and this press release are available in the Investor Relations section of the Company’s website at investors.bxp.com.

Boston Properties (NYSE: BXP) is the largest publicly-held developer and owner of Class A office properties in the United States, concentrated in five markets -  Boston, Los Angeles, New York, San Francisco and Washington, DC. The Company is a fully integrated real estate company, organized as a real estate investment trust (REIT), that develops, manages, operates, acquires and owns a diverse portfolio of primarily Class A office space. The Company’s portfolio totals 51.2 million square feet and 196 properties, including seven properties under construction/redevelopment. For more information about Boston Properties, please visit our website at www.bxp.com or follow us on LinkedIn or Instagram.

This press release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by our use of the words “believes,” “budgeted,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. These statements are based on our current expectations of future events. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond Boston Properties’ control. If our underlying assumptions prove inaccurate, or known or unknown risks or uncertainties materialize, actual results could differ materially from those expressed or implied by the forward-looking statement. These factors include, without limitation, uncertainties and risks related to the impact of the COVID-19 global pandemic, including the duration, scope and severity of the pandemic domestically and internationally; federal, state and local government actions or restrictive measures

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implemented in response to COVID-19, the effectiveness of such measures and the direct and indirect impact of such measures on our and our tenants' businesses, financial condition, results of operation, cash flows, liquidity and performance, and the U.S. and international economy and economic activity generally; whether new or existing actions/or measures result in increasing unemployment that impacts the ability of our residential tenants to generate sufficient income to pay, or makes them unwilling to pay, rent in full or at all in a timely manner; the health, continued service and availability of our personnel, including our key personnel and property management teams; and the effectiveness or lack of effectiveness of governmental relief in providing assistance to individuals and large and small businesses, including our tenants, that have suffered significant adverse effects from COVID-19. In addition to the risks specific to COVID-19, other factors include, without limitation, the Company’s ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the costs and availability of financing, the effectiveness of our interest rate hedging contracts, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement whether as a result of new information, future events or otherwise, except as may be required by law.

Financial tables follow.

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BOSTON PROPERTIES, INC. CONSOLIDATED BALANCE SHEETS (Unaudited)
	September 30, 2020	December 31, 2019
	(in thousands, except for share and par value amounts)
ASSETS
Real estate, at cost	$21,554,453	$21,458,412
Construction in progress	769,846	789,736
Land held for future development	446,392	254,828
Right of use assets - finance leases	237,382	237,394
Right of use assets - operating leases	146,973	148,640
Less: accumulated depreciation	(5,413,709)	(5,266,798)
Total real estate	17,741,337	17,622,212
Cash and cash equivalents	1,714,783	644,950
Cash held in escrows	50,006	46,936
Investments in securities	34,934	36,747
Tenant and other receivables, net	76,330	112,807
Related party note receivable, net	77,592	80,000
Note receivables, net	25,304	15,920
Accrued rental income, net	1,111,078	1,038,788
Deferred charges, net	644,036	689,213
Prepaid expenses and other assets	106,524	41,685
Investments in unconsolidated joint ventures	1,377,291	955,647
Total assets	$22,959,215	$21,284,905
LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,912,494	$2,922,408
Unsecured senior notes, net	9,636,397	8,390,459
Unsecured line of credit	—	—
Unsecured term loan, net	499,270	498,939
Lease liabilities - finance leases	233,288	224,042
Lease liabilities - operating leases	201,337	200,180
Accounts payable and accrued expenses	345,959	377,553
Dividends and distributions payable	171,070	170,713
Accrued interest payable	88,826	90,016
Other liabilities	369,932	387,994
Total liabilities	14,458,573	13,262,304

Commitments and contingencies	—	—

Redeemable deferred stock units	5,604	8,365

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—
Preferred stock, $0.01 par value, 50,000,000 shares authorized; 5.25% Series B cumulative redeemable preferred stock, $0.01 par value, liquidation preference $2,500 per share, 92,000 shares authorized, 80,000 shares issued and outstanding at September 30, 2020 and December 31, 2019	200,000	200,000

BOSTON PROPERTIES, INC. CONSOLIDATED BALANCE SHEETS (Unaudited)
	September 30, 2020	December 31, 2019
	(in thousands, except for share and par value amounts)
Common stock, $0.01 par value, 250,000,000 shares authorized, 155,715,200 and 154,869,198 issued and 155,636,300 and 154,790,298 outstanding at September 30, 2020 and December 31, 2019, respectively	1,556	1,548
Additional paid-in capital	6,348,076	6,294,719
Dividends in excess of earnings	(364,720)	(760,523)
Treasury common stock at cost, 78,900 shares at September 30, 2020 and December 31, 2019	(2,722)	(2,722)
Accumulated other comprehensive loss	(52,622)	(48,335)
Total stockholders’ equity attributable to Boston Properties, Inc.	6,129,568	5,684,687
Noncontrolling interests:
Common units of the Operating Partnership	634,796	600,860
Property partnerships	1,730,674	1,728,689
Total equity	8,495,038	8,014,236
Total liabilities and equity	$22,959,215	$21,284,905

BOSTON PROPERTIES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2020	2019	2020	2019
	(in thousands, except for per share amounts)
Revenue
Lease	$666,674	$692,225	$2,006,904	$2,051,665
Parking and other	16,327	25,582	54,777	76,807
Hotel revenue	90	13,014	7,014	36,796
Development and management services	7,281	10,303	23,285	29,566
Direct reimbursements of payroll and related costs from management services contracts	2,896	2,429	8,617	8,227
Total revenue	693,268	743,553	2,100,597	2,203,061
Expenses
Operating
Rental	258,261	265,603	761,014	781,091
Hotel	3,164	8,743	11,958	25,686
General and administrative	27,862	31,147	102,059	107,980
Payroll and related costs from management services contracts	2,896	2,429	8,617	8,227
Transaction costs	307	538	1,254	1,415
Depreciation and amortization	166,456	165,862	515,738	507,867
Total expenses	458,946	474,322	1,400,640	1,432,266
Other income (expense)
(Loss) income from unconsolidated joint ventures	(6,873)	(649)	(5,410)	47,528
(Losses) gains on sales of real estate	(209)	(15)	613,723	766
Interest and other income (loss)	(45)	7,178	4,277	14,546
Gains from investments in securities	1,858	106	965	4,240
Loss from early extinguishment of debt	—	(28,010)	—	(28,010)
Impairment loss	—	—	—	(24,038)
Interest expense	(110,993)	(106,471)	(319,726)	(309,837)
Net income	118,060	141,370	993,786	475,990
Net income attributable to noncontrolling interests
Noncontrolling interests in property partnerships	(15,561)	(18,470)	(34,280)	(54,782)
Noncontrolling interest—common units of the Operating Partnership	(10,020)	(12,504)	(97,090)	(43,133)
Net income attributable to Boston Properties, Inc.	92,479	110,396	862,416	378,075
Preferred dividends	(2,625)	(2,625)	(7,875)	(7,875)
Net income attributable to Boston Properties, Inc. common shareholders	$89,854	$107,771	$854,541	$370,200
Basic earnings per common share attributable to Boston Properties, Inc. common shareholders:
Net income	$0.58	$0.70	$5.49	$2.40
Weighted average number of common shares outstanding	155,645	154,577	155,349	154,553
Diluted earnings per common share attributable to Boston Properties, Inc. common shareholders:
Net income	$0.58	$0.70	$5.49	$2.39
Weighted average number of common and common equivalent shares outstanding	155,670	154,820	155,447	154,847

BOSTON PROPERTIES, INC.
FUNDS FROM OPERATIONS (1)
(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2020	2019	2020	2019
	(in thousands, except for per share amounts)
Net income attributable to Boston Properties, Inc. common shareholders	$89,854	$107,771	$854,541	$370,200
Add:
Preferred dividends	2,625	2,625	7,875	7,875
Noncontrolling interest - common units of the Operating Partnership	10,020	12,504	97,090	43,133
Noncontrolling interests in property partnerships	15,561	18,470	34,280	54,782
Net income	118,060	141,370	993,786	475,990
Add:
Depreciation and amortization expense	166,456	165,862	515,738	507,867
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(15,833)	(17,402)	(55,940)	(53,273)
Company’s share of depreciation and amortization from unconsolidated joint ventures	20,413	13,745	59,757	43,993
Corporate-related depreciation and amortization	(444)	(411)	(1,399)	(1,218)
Impairment loss	—	—	—	24,038
Less:
Gains on sales of real estate included within (loss) income from unconsolidated joint ventures	—	(487)	5,946	47,270
(Losses) gains on sales of real estate	(209)	(15)	613,723	766
Noncontrolling interests in property partnerships	15,561	18,470	34,280	54,782
Preferred dividends	2,625	2,625	7,875	7,875
Funds from operations (FFO) attributable to the Operating Partnership common unitholders (including Boston Properties, Inc.)	270,675	282,571	850,118	886,704
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of funds from operations	26,697	28,940	85,095	90,792
Funds from operations attributable to Boston Properties, Inc. common shareholders	$243,978	$253,631	$765,023	$795,912
Boston Properties, Inc.’s percentage share of funds from operations - basic	90.14%	89.76%	89.99%	89.76%
Weighted average shares outstanding - basic	155,645	154,577	155,349	154,553
FFO per share basic	$1.57	$1.64	$4.92	$5.15
Weighted average shares outstanding - diluted	155,670	154,820	155,447	154,847
FFO per share diluted	$1.57	$1.64	$4.92	$5.14

(1)Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“Nareit”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. common shareholders (computed in accordance with GAAP) for gains (or losses) from sales of properties, impairment losses on depreciable real estate consolidated on our balance sheet, impairment losses on our investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures and real estate-related depreciation and amortization. FFO is a non-GAAP financial measure, but we believe the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing our operating results because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company’s real estate across reporting periods and to the operating performance of other companies.
Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.
In order to facilitate a clear understanding of the Company’s operating results, FFO should be examined in conjunction with net income attributable to Boston Properties, Inc. common shareholders as presented in the Company’s consolidated financial statements. FFO should not be considered as a substitute for net income attributable to Boston Properties, Inc. common shareholders (determined in accordance with GAAP) or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.

BOSTON PROPERTIES, INC.
PORTFOLIO LEASING PERCENTAGES

	% Leased by Location
	September 30, 2020	December 31, 2019
Boston	94.6%	95.9%
Los Angeles	96.7%	96.7%
New York	90.5%	92.9%
San Francisco	91.6%	93.7%
Washington, DC	84.3%	87.6%
Total Portfolio	91.1%	93.0%

AT THE COMPANY
Michael LaBelle
Executive Vice President,
Chief Financial Officer and Treasurer
(617) 236-3352

Sara Buda
Vice President, Investor Relations
(617) 236-3429
sbuda@bxp.com

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